Segment	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
Segment	Segment
We have one reportable segment as our chief operating decision maker (“CODM”), being our Board of Directors, measures performance based on our overall return to shareholders based on consolidated net income as reported in our Unaudited Consolidated Statements of Operations. The CODM does not review a measure of operating result at a lower level than the consolidated group. The measure of segment assets is reported on the Unaudited Consolidated Balance Sheets as total consolidated assets. The CODM reviews quarterly variances of consolidated net income and total consolidated assets, short-term and long-term market trends and cash flow forecasts in making resource allocation decisions.

Segment revenue, profit and significant segment expenses are as follows:

(in millions of $)	Three months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2026	Six months ended June 30, 2025
Total operating revenues	53.7	29.9	87.3	51.9
Less:
Crew costs	(4.0)	(4.0)	(8.0)	(7.9)
Other vessel operating expenses(1)	(3.1)	(3.1)	(6.5)	(6.1)
Voyage expenses and commissions	(0.7)	(0.4)	(1.2)	(0.5)
General and administrative expenses(2)	(1.9)	(1.5)	(3.1)	(2.6)
Depreciation and amortization	(7.3)	(7.3)	(14.6)	(14.6)
Interest income	0.3	0.3	0.5	0.4
Interest expense	(12.4)	(12.8)	(24.8)	(25.9)
Income tax (expense) / credit	—	—	—	—
Segment and consolidated net income (loss)	24.6	1.1	29.6	(5.3)

(1) Other vessel operating expenses include repairs and maintenance, spares, stores and consumables, lubricating oil, vessel insurance, services and subscriptions, and vessel management fees.

(2) General and administrative expenses include directors and officers’ insurance, management fees, audit and accounting fees, administrative salaries, directors’ fees, legal fees, listing fees, share based compensation costs, and other administrative expenses.